UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 3, 2017 (January 31, 2017)

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55197	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 31, 2017, American Finance Trust, Inc. (the “Company”) consummated the previously disclosed disposition of three properties leased to Merrill Lynch, Pierce, Fenner & Smith located in Hopewell, New Jersey (the “Merrill Lynch Properties”) pursuant to a purchase and sale agreement dated as of October 11, 2016, as amended on November 10, 2016, November 18, 2016, November 23, 2016 and December 1, 2016, for a contract purchase price of $148.0 million, exclusive of closing costs (the “Disposition”). The buyer, Capital Commercial Investments, Inc. (the “Buyer”), is an unaffiliated third party. The Company does not have a material relationship with the Buyer, and the Disposition was not an affiliated transaction.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Set forth in this Item 9.01(b) are the following unaudited pro forma consolidated financial statements illustrating the estimated effect of the Disposition described in Item 2.01 above as if the Disposition had previously occurred on the dates specified below:

•	The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016 has been prepared as if the Disposition had occurred as of that date.

•	The accompanying Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss for the nine months ended September 30, 2016 and the year ended December 31, 2015 have been prepared as if the Disposition occurred as of January 1, 2015.

AMERICAN FINANCE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2016

(In thousands)

	Consolidated American Finance Trust, Inc. (1)	Pro Forma Merrill Lynch Disposition Adjustments		Pro Forma American Finance Trust, Inc.
ASSETS
Real estate investments, at cost:
Land	$345,221	$(6,545	) (2)	$338,676
Buildings, fixtures and improvements	1,555,548	(140,964	) (2)	1,414,584
Acquired intangible lease assets	319,268	(17,927	) (2)	301,341
Total real estate investments, at cost	2,220,037	(165,436)		2,054,601
Less: accumulated depreciation and amortization	(291,207)	27,280	(2)	(263,927)
Total real estate investments, net	1,928,830	(138,156)		1,790,674
Cash and cash equivalents	143,386	140,472	(3)	283,858
Restricted cash	7,890	5,000	(3)	12,890
Commercial mortgage loan, held for investment, net	17,163	—		17,163
Prepaid expenses and other assets	27,273	(3,387	) (4)	23,886
Deferred costs, net	4,859	—		4,859
Total assets	$2,129,401	$3,929		$2,133,330

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable, net of deferred financing costs	$1,022,344	$—		$1,022,344
Mortgage premiums, net	11,671	—		11,671
Market lease liabilities, net	15,460	—		15,460
Accounts payable and accrued expenses	15,581	—		15,581
Deferred rent and other liabilities	7,704	—		7,704
Distributions payable	8,902	—		8,902
Total liabilities	1,081,662	—		1,081,662
Preferred stock	—	—		—
Common stock	658	—		658
Additional paid-in capital	1,449,647	—		1,449,647
Accumulated deficit	(402,566)	3,929		(398,637)
Total stockholders’ equity	1,047,739	3,929		1,051,668
Total liabilities and stockholders’ equity	$2,129,401	$3,929		$2,133,330

(1)	As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.
(2)	Reflects the carrying value of the Merrill Lynch Properties as of September 30, 2016.
(3)	Reflects the cash proceeds, net of closing costs, from the disposition of the Merrill Lynch Properties. $5.0 million of the cash proceeds were placed in escrow at closing; thus, those proceeds are classified as restricted cash in the pro forma consolidated balance sheet as of September 30, 2016.
(4)	Reflects the write-off of the accrued straight-line rental income of the Merrill Lynch Properties as of September 30, 2016.

AMERICAN FINANCE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

NINE MONTHS ENDED SEPTEMBER 30, 2016

(In thousands, except share and per share data)

	Consolidated American Finance Trust, Inc. (1)	Pro Forma Merrill Lynch Disposition Adjustments (2)	Pro Forma American Finance Trust, Inc.
Revenues:
Rental income	$123,033	$(9,535)	$113,498
Operating expense reimbursements	8,979	(7,042)	1,937
Interest income from debt investments	809	—	809
Total revenues	132,821	(16,577)	116,244

Operating expenses:
Asset management fees to related party	13,500	—	13,500
Property operating	10,131	(7,041)	3,090
Impairment charges	117	—	117
Acquisition and transaction related	5,458	—	5,458
General and administrative	8,840	—	8,840
Depreciation and amortization	76,477	(6,820)	69,657
Total operating expenses	114,523	(13,861)	100,662
Operating income	18,298	(2,716)	15,582
Other (expense) income:
Interest expense	(37,533)	—	(37,533)
Gain on sale of real estate investments	454	—	454
Other income	121	—	121
Total other expense, net	(36,958)	—	(36,958)
Net loss	$(18,660)	$(2,716)	$(21,376)

Basic and diluted net loss per share	$(0.29)		$(0.33)

Basic and diluted weighted average shares outstanding	65,334,465		65,334,465

(1)	As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.
(2)	Reflects the actual operating results for revenues and expenses for the nine months ended September 30, 2016 for the Merrill Lynch Properties.

AMERICAN FINANCE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

YEAR ENDED DECEMBER 31, 2015

(In thousands, except share and per share data)

	Consolidated American Finance Trust, Inc. (1)	Pro Forma Merrill Lynch Disposition Adjustments (2)	Pro Forma American Finance Trust, Inc.
Revenues:
Rental income	$160,865	$(12,714)	$148,151
Operating expense reimbursements	11,495	(9,135)	2,360
Interest income from debt investments	2,138	—	2,138
Total revenues	174,498	(21,849)	152,649

Operating expenses:
Asset management fees to related party	13,009	—	13,009
Property operating	13,258	(9,238)	4,020
Acquisition and transaction related	2,220	—	2,220
General and administrative	11,314	(8)	11,306
Depreciation and amortization	101,546	(9,093)	92,453
Total operating expenses	141,347	(18,339)	123,008
Operating income	33,151	(3,510)	29,641
Other (expense) income:
Interest expense	(40,891)	—	(40,891)
Loss on extinguishment of debt	(7,564)	—	(7,564)
Loss on sale of commercial mortgage-backed securities	(1,585)	—	(1,585)
Distribution income from other real estate securities	363	—	363
Gain on sale of other real estate securities, net	738	—	738
Loss on assets held for sale	(5,476)	—	(5,476)
Other income	147	—	147
Total other expense, net	(54,268)	—	(54,268)
Net loss	$(21,117)	$(3,510)	$(24,627)

Other comprehensive loss:
Change in unrealized income on investment securities	(463)	—	(463)
Comprehensive loss	$(21,580)	$(3,510)	$(25,090)

Basic and diluted net loss per share	$(0.32)		$(0.37)

Basic and diluted weighted average shares outstanding	66,028,245		66,028,245

(1)	As reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
(2)	Reflects the actual operating results for revenues and expenses for the year ended December 31, 2015 for the Merrill Lynch Properties. The estimated $3.9 million gain on disposition of the Merrill Lynch Properties has not been reflected on the unaudited pro forma consolidated statement of operations and comprehensive loss for the year ended December 31, 2015, as it will not have a continuing impact.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCE TRUST, INC.

Date: February 3, 2017	By:	/s/ Nicholas Radesca
Nicholas Radesca Chief Financial Officer, Secretary and Treasurer